SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                 August 28, 2003

                       Florida East Coast Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


         Florida                       001-08728                59-2349968
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(State or other Jurisdiction     (Commission File No.)        (IRS Employer
     of Incorporation)                                      Identification No.)

                 One Malaga Street, St. Augustine, Florida 32084
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               (Address of Principal Executive Offices) (Zip Code)

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Item 9. Regulation FD Disclosure

On August 28, 2003, Florida East Coast Industries, Inc. issued a press release announcing a $1.50 Per Share special dividend, share repurchase program and declaration of a quarterly dividend.

A copy of the press release is attached as Exhibit 99 to this report.


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SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Florida East Coast Industries, Inc.

                                           By: /s/ Heidi J. Eddins
                                               ---------------------------------
                                               Name: Heidi J. Eddins
                                               Title: Executive  Vice President,
                                               General Counsel And Secretary

Date: September 2, 2003

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EXHIBIT INDEX

Exhibits:

99 Press Release issued by Florida East Coast Industries, Inc., dated August 28, 2003.